HAWAIIAN TAX-FREE TRUST

Supplement to the Prospectus
dated July 21, 1998
for Class A Shares and Class C Shares
as previously supplemented May 18, 1999


The material under the caption "Special Dealer Arrangements" is replaced as follows:

     During certain periods determined by the Distributor, the Distributor (not the Trust) will pay to any dealer effecting a purchase of Class A shares of the Trust using the proceeds of a qualified redemption of an investment company (that is not a member of the Aquila Group of Funds), up to 1% of the proceeds. The shareholder, however, shall not be subject to any sales charge. These arrangements will be in effect through May 31, 2000 unless extended or earlier terminated by a supplement of the Prospectus.

     Dealer payments shall be made in up to 4 payments of 0.25 of 1% of the proceeds over a 4 year period. The first payment will be made subsequent to receipt of the proper documentation detailed above. Future payments, over the remaining years, will be made at the end of the quarter of the anniversary month that the purchase of Class A Shares took place, provided that any part of the investment remains in the Trust during the entire time period. No payments will be made with respect to any shares redeemed during the four-year period.

The date of this supplement is June 2, 1999.